Exhibit 99.3 Schedule 1

TABLE OF CONTENTS

Clayton Contact Information	2

Overview	2

Clayton’s Third Party Review (“TPR”) Scope of Work	2

Loan Grading	2

TPR Component Review Scope	3

Regulatory Compliance Review	3

Modification Review	3

Data Integrity	3

Data Capture	4

Clayton Due Diligence Results	4

Data Compare Results	5

Clayton Third Party Reports Delivered	5

Appendix A: Regulatory Compliance Review Scope	6

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CLAYTON CONTACT INFORMATION

Client Service Management:

•	Michael Santarsiere	Client Service Manager

Phone: (813) 371-0280/E-mail: msantarsiere@clayton.com

•	Joe Ozment	Director of Securitization

Phone: (813) 261-0733/E-mail: jozment@clayton.com

OVERVIEW

On behalf of Morgan Stanley, Clayton conducted a compliance review, modification data capture and data integrity review on 78 seasoned loans that were subsequently sold to Great Ajax Operating Partnership LP. This due diligence review took place in September 2018.

This narrative report provides a summary of results based on the scope of work performed by Clayton, and the results of Clayton’s review.

CLAYTON’S THIRD PARTY REVIEW (“TPR”) SCOPE OF WORK

The scope of work for this transaction consisted of a regulatory compliance review, modification review, and a data integrity check.

Loan Grading

For the regulatory compliance portion of this review, each loan received an “initial” and a “final” grade. The “initial” grade was assigned during the initial loan review. The “final” grade takes into account additional information and supporting documentation that may have been provided to Clayton to clear outstanding conditions. Clayton’s loan grading is solely based on Clayton’s assessment of all documentation for each loan. Clayton is providing a comprehensive loan-level analysis as part of this pre-securitization reporting package that includes initial grades, final grades and detailed commentary on the rationale for any changes in grades.

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TPR COMPONENT REVIEW SCOPE

Clayton examined the selected loan files with respect to the presence or absence of relevant documents, enforceability of mortgage loan documents, and accuracy and completeness of data fields. Clayton relied on the accuracy of information contained in loan documentation provided to Clayton.

Regulatory Compliance Review

Clayton’s regulatory compliance scope of review conducted on this transaction included the elements summarized below. (For more detail, please refer to Appendix A and to the guidelines cited above.)

Clayton utilized its proprietary eCLAS engine for regulatory compliance testing.

The scope of the compliance review performed is summarized below:

▪	Tested for certain applicable federal, state and local high cost and/or anti-predatory laws;
▪	Assessed compliance with state specific consumer protection laws by testing late charge and prepayment penalty provisions;
▪	Truth-in-lending/regulation Z (TILA) testing included the following:

-	Notice of Right to Cancel (Right of Rescission) adherence if applicable;
-	TIL APR and Finance charge tolerances;
-	Timeliness of ARM Disclosures (if applicable);
-	Section 32 APR and Points and Fees Thresholds
-	Prepayment Penalty restrictions.

▪	Real Estate Settlement Procedures Act (RESPA) laws and regulations testing included:

-	GFE initial disclosure timing and content;
-	Confirmed the file contains the final HUD1 Settlement Statement;
-	Affiliated Business Disclosure if applicable.
-	GFE/HUD1: confirm the correct version of the GFE and HUD1 were properly completed under the Regulation X Final Rule that became mandatory on January 1, 2010 (“RESPA 2010”)Final GFE to HUD1 tolerance fee evaluation under RESPA 2010:
-	Confirm the fees charged on the HUD1 do not exceed the Final GFE in the 0% or 10% fee tolerance categories, including a review for a Settlement Service Provider List if the lender excludes fees that the borrower can shop for.

MODIFICATION REVIEW

Clayton conducted a modification data capture review on 76 modified loans from the modification document that was provided at the time of due diligence. For additional information please refer to the Clayton Mod Upload.

Data Integrity

Clayton utilized its proprietary eCLAS tool to determine tape-to-file accuracy of each reviewed loan, by completing the following steps:

▪	Tape data received from lender/client is stored in eCLAS;

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▪	Loan reviewer collects validated loan data in eCLAS;
▪	Each received data point is compared to its counterpart collected data point;
▪	Discrepancies found during comparison are stored;
▪	Commentary is provided to explain potential cause of discrepancy, as appropriate
▪	Each discrepancy is reported in a Loan Level Tape Compare Upload.

DATA CAPTURE

Clayton collected data fields required to create American Securitization Forum (“ASF”) data disclosure requirements from a compliance perspective only. This file format is provided as part of the pre-securitization reporting package.

CLAYTON DUE DILIGENCE RESULTS

Below are the initial and final compliance loan grades for this review.

Initial and Final Regulatory Compliance Grade Results

	Compliance Grade Migration
	Initial
Final		A	B	C	D	Total
	A	16				16
	B	1	28	23	4	56
	C			1		1
	D				5	5
	Total	17	28	24	9	78

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DATA COMPARE RESULTS

Clayton provided Great Ajax Operating Partnership LP with a copy of the Loan Level Tape Compare Upload which shows the differences between the data received from the sellers versus the data captured by Clayton during the loan review.

Field Name	# of Loans	% Accuracy
Amortization Type	31	60.26%
Documentation Type	7	91.03%
First Payment Date	2	97.44%
First Rate Change Date	1	98.72%
Interest Only Term Flag	10	87.18%
Loan Purpose	11	85.90%
Maturity Date	72	7.69%
Modified Note Date	61	21.79%
Note Rate	4	94.87%
Occupancy Type	1	98.72%
Original Appraised Value	24	69.23%
Original Balance	1	98.72%
Original P&I	77	1.28%
Origination Date	30	61.54%
Pay Option Flag	27	65.38%
Prepay Penalty Flag	28	64.10%
Property City	1	98.72%
Property Type	6	92.31%
Property Zip	1	98.72%
Were Loan Terms Modified?	10	87.18%

Clayton Third Party Reports Delivered

Clayton furnished the following reports on this transaction:

1.	Narrative Report / 15E
2.	ASF Upload
3.	Conditions Report
4.	Loan Level Tape Compare Upload
5.	Mod Upload
6.	Attestation Forms

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APPENDIX A: REGULATORY COMPLIANCE REVIEW SCOPE

This appendix provides an overview of Clayton’s compliance review scope for 1-4 family residential mortgage loans in the due diligence process to determine, to the extent possible and subject to the caveats below, whether the loans comply with federal, state and local laws. The Disclaimer section explains limitations that you should be aware of. Additional details on the items listed below as well as Clayton’s state, county and municipal testing can be provided upon request.

Federal Law

A.	RESPA and Regulation X: Loan level analysis on the following:

o	Initial Good Faith Estimate, (GFE): timing and content of the initial disclosure
o	Final HUD1 Settlement Statement: verify the loan file contains the final HUD1 and the loan terms on the HUD1 correspond to the actual loan terms from the Note
o	Affiliated Business Disclosure: if the loan file indicates the lender or broker referred the borrower to a known affiliate, confirm the disclosure was provided to the borrower

B.	Truth in Lending Act and Regulation Z - Loan level analysis on the following:

o	TIL Disclosure: Content of Disclosures – perform an independent recalculation of the finance charges and APR to determine whether the amounts disclosed on the final TIL were within allowable tolerances, payment schedule accuracy and additional disclosure content with a focus on the consistency of the prepayment penalty disclosure and assumption policy with the note and security instrument.
o	ARM Disclosure: confirm these disclosures are in the file within 3 days of application, or 3 days of the borrower discussing ARM programs identified within the loan file
o	Right of Rescission – Review the disclosure form type, disclosure timing, disclosed dates, other material disclosures, and the loan disbursement (Section 23)
o	High Cost mortgage thresholds for points and fees (Section 32)
o	High Cost Prohibited Acts and Practices upon request (Section 33)

C.	HMDA – Whether the loan is Rate Spread threshold reportable [Client option, not part of standard review, does not apply under the 2018 HMDA changes].

STATE, COUNTY and MUNICIPAL LAW

A.	Higher-Priced

Clayton test whether a loan meets the thresholds for a higher-priced, rate spread, subprime or nonprime mortgage loan, and whether such loan meets regulatory requirements, in the following states:

Higher-Priced
California	Maryland	New York
Connecticut	Massachusetts (subprime ARMS to first time homebuyers)	North Carolina
Maine	Minnesota

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B.	State/Local High Cost

Clayton test whether a loan meets the thresholds for a high cost or covered loan in the following states, counties and municipalities, and also tests for compliance with provisions in such laws that apply to all loans subject to high cost testing:

State/Local High Cost
Arkansas	Maine	Pennsylvania
California	Maryland	Rhode Island, including the Providence ordinance
Colorado	Massachusetts	South Carolina
Connecticut	Nevada	Tennessee
District of Columbia	New Jersey	Texas
Florida	New Mexico	Utah
Georgia	New York	Vermont (High Rate, High Point law)
Illinois, including the Cook County and Chicago ordinances	North Carolina	Wisconsin
Indiana	Ohio, including Cleveland Heights ordinance
Kentucky	Oklahoma

C.	Anti-Predatory

Several states have laws that do not create a separate class of high cost or higher-priced mortgage loans, but set APR or finance charge ceilings and may also set forth similar anti-predatory lending restrictions as found in high cost laws. Clayton tests for compliance with such laws in the following states:

•	Minnesota (Mortgage Originator and Service Licensing Act)

•	Puerto Rico (Office Regulation 5722)

•	Texas (Texas Finance Code)

•	West Virginia (Residential Mortgage Lender, Broker and Servicer Act).

D.	Borrower’s Interest

Clayton uses a module that reports to the client the factors that the client can weigh to determine whether or not the loan is in the borrower’s interest, and also makes a mathematical determination as to whether or not there is at least one benefit. This module is only used in the following states, where the laws or releases by the regulators provide an indication of some standards that can be applied.

Borrower’s Interest
Maine	Ohio	South Carolina
Massachusetts	Rhode Island

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E.	Consumer Protection

Several states have laws that neither create a separate class of high cost or higher-priced mortgagee loan, nor impose a ceiling on the overall fees or APR, but nonetheless contain requirements and restrictions on mortgage loans that may impact the assignee or the lien. Clayton tests for compliance with such laws, including late charge and prepayment penalty provisions, in the following states and municipalities:

Consumer Protection
Alabama (the “Mini-code”)	Nebraska (Mortgage Bankers Registration and Licensing Act and the Installment Loan Act)
Hawaii (Financial Services Loan Company Act)	Nevada (AB 440
Idaho (Residential Mortgage Practices Act)	Ohio (Consumer Sales Practices Act; whether the loan is in Summit County)
Illinois (both versions of the Cook County Predatory Lending Database; Illinois Residential Mortgage Licensing Act)	Texas (Article XVI, Section 50(a)(6) of the Texas Constitution)
Iowa (Consumer Credit Code)	Utah (Consumer Credit Code)
Kansas (Consumer Credit Code)	Virginia (Mortgage Lender and Broker Act)
Kentucky (HB 552)	Washington (Consumer Loan Act and Responsible Mortgage Lending Act)
Maryland (DLLR Regulations, Commercial Law)	West Virginia (Consumer Credit Protection Act)
Massachusetts (Attorney General regulations)	Wyoming (Residential Mortgage Practices Act)
Michigan (Consumer Mortgage Protection Act)

See above for additional details on Consumer Protection Laws and the specific components of the aforementioned Consumer Protection laws that are evaluated as part of the Clayton Compliance Review Scope.

F.	Texas Equity

In addition to identifying whether Texas refinances are cash out transactions subject to the Texas Constitution Article 16 Section 50(a)(6) requirements, Clayton reviews the title report to confirm prior loans being refinanced are continuous purchase money and not (a)(6) loans. In the event a loan is determined to be a Texas Home Equity loan, the underwriter reviews the loan images to confirm the loan meets the Texas requirements including maximum LTV/CLTV, 3% fee cap, product restrictions and the required disclosures were provided to the borrower in accordance with required timelines.

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Disclaimer

Please be advised that Clayton has not determined whether the Loans comply with federal, state or local laws, constitutional provisions, regulations or ordinances, including, but not limited to, licensing and general usury laws that set rate and/or fee limitations, unless listed above. Clayton’s review is focused on issues that raise concerns for secondary market investors and other assignees, based on potential for assignee liability, an adverse impact on the lien, and regulatory, litigation and headline risk. Clayton’s review is not designed to fully test a lender’s compliance with all applicable disclosure and licensing requirements. Furthermore, the findings reached by Clayton are dependent upon its receiving complete and accurate data regarding the Loans from loan originators and other third parties. Please be further advised that Clayton and its employees do not engage in the practice of law, and the findings set forth in the reports prepared by Clayton do not constitute legal advice or opinions.

© 2022Clayton Services LLC. All rights reserved.

This material is confidential and may not be copied, used, or distributed without the written permission of Clayton Services LLC.

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